Contents
Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	10

ii Investment Commentary

Legg Mason Value Trust, Inc.

Performance Information

Total returns for the Fund for various periods ended December 31, 2007, are presented below, along with those of a comparative index:

			Average Annual Total Returns
	Three Months	One Year	Five Years	Ten Years	Fifteen Years	Since InceptionA

Value Trust:
Primary Class	–9.31%	–6.66%	+10.83%	+7.92%	+13.24%	+15.07%
Class R	–9.21%	–6.26%	N/A	N/A	N/A	–6.65%
Financial Intermediary Class	–9.14%	–6.05%	+11.56%	N/A	N/A	+4.81%
Institutional Class	–9.08%	–5.73%	+11.94%	+8.99%	N/A	+15.54%
S&P 500 Stock
Composite IndexB	–3.33%	+5.49%	+12.83%	+5.91%	+10.49%	+13.38%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class and Class R please visit www.leggmason.com/-individualinvestors; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.70%, 1.28%, 1.03%, and 0.70%, respectively. The expense ratios represent the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary iii

Portfolio Manager Commentary

Dear Shareholder,

This letter will be short and to the point: We had a bad 2007, which followed a bad 2006.

Over this two-year span, we underperformed the S&P 500 Stock Composite Index (S&P 500) by around 2,000 basis points, our worst showing since the two-year period 1989 and 1990, where we underperformed by 2,500 basis points.C

In the 25 years since we started the Value Trust in 1982, we have had six calendar years of underperformance as compared to the S&P 500. Despite that 19-6 record against the market, all the losses are painful. They are also unavoidable and unpredictable. It would be great if we could figure out how to never underperform. No one has been able to do that, but that does not make it any less painful.

I will talk a bit about what caused the results of the last couple of years, and a bit about how I see the current investment environment. I will conclude by discussing the situation with Countrywide Financial, which has been at the epicenter of the present housing turmoil, and offer some thoughts on Microsoft’s bid for Yahoo, one of our substantial holdings.

About the only advantage of being old in this business is that you have seen a lot of markets, and sometimes market patterns recur that you believe you have seen before. It is not an accident that our last period of poor performance was 1989 and 1990. The past two years are a lot like 1989 and 1990, and I think there is a reasonable probability the next few years will look like what followed those years.

The late 1980s saw a merger boom similar to what we have experienced the past few years and a housing boom as well. In 1989, though, the merger boom came to a halt with the failure of the buyout of United Airlines to be completed. The buyout boom had been fueled by financial innovation. Then it was so-called junk bonds, which had been purchased by many savings and loans in an attempt to earn higher returns. Now it is subprime loans repackaged into structured financial products. The Federal Reserve Board (“Fed”)D had been tightening credit to guard against rising inflation, which began to impact housing. By 1990, housing was in freefall, the savings and loans were going bankrupt (as the mortgage companies did in 2007), financial stocks were collapsing, oil prices were soaring in 1990 due to a war in the Middle East, the economy tipped over into recession, and the government had to create the Resolution Trust Corporation to stop the hemorrhaging in the real estate finance markets. Eerily similar to today, the situation began to stabilize when Citibank got financing from investors from the Middle East.

Although the overall market was down only 3% in 1990, the Fund’s performance was trounced, falling almost 17%, the result of our large holdings in financials and other stocks that were dubbed “early cycle,” and which tend to perform poorly as the economy is slowing or when it sinks into recession.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv Investment Commentary

If it were possible to forecast with any degree of accuracy, one might be able to descry a slowing economy from an examination of economic data, and perhaps adjust portfolios accordingly. But unfortunately, as I have often remarked, if it’s in the newspapers, it’s in the price. The process works the other way: stocks are a leading indicator, so first they go down and then the data come in.

In 2007, financial stocks began to decline in early February, before the market corrected in March. They then rallied into May, began a slow decline that culminated in an intermediate bottom in August when the Fed lowered the discount rateE, rallied into early October, and then began the precipitous fall that appears to have made a bottom around the third week of January. The decline in financials reflected the freezing up of credit markets that began in August and which still persists, and was followed by a steep drop in consumer stocks in November that also may have seen their worst days now that the Fed has begun to aggressively cut rates.

All of this was accompanied by the decline in the housing stocks, which fell almost continuously throughout 2007, ending with a loss of almost 60% on average. The financial panic got going in earnest as we entered 2008, with global markets all dropping in the double-digits or close to it as of this writing (February 8, 2008). The so-called decoupling thesis, which maintained that non-U.S. and emerging markets and economies would be unaffected by a U.S. slowdown, while not dead (yet), is severely wounded.

The monetary and fiscal authorities have now begun to move with alacrity, with the Fed cutting the funds rateF to 3% (with likely more to come in my opinion), and the administration and Congress coming up with a fiscal stimulus package estimated at around $150 billion dollars.

Will it be successful? I believe, yes. More precisely, if these measures aren’t enough to free up credit and stimulate spending sufficient to set the economy on a growth path, then I believe additional measures will be taken until that is accomplished. The important point is that the monetary and fiscal policymakers are focused and engaged, and I believe they will do what is necessary to stabilize the markets and restore confidence. This does not mean that the recovery will be swift, or seamless, or without additional trauma. But there will be a recovery in my opinion, and I think the market abounds with good value. Those values may get even better if the markets get more gloomy, but they are good enough now for us to be fully invested.

I think the market is in for a period of what the Greeks refer to as enantiodromia, the tendency of things to swing to the other side. This is not a forecast, but rather a reflection on valuation.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary v

All of the poorest performing parts of the market, housing, financials, and the consumer sector — with the exception of consumer staples — are at valuation levels last seen in late 1990 and early 1991, an exceptionally propitious time to have bought them. The rest of the market is not expensive, but valuations cannot compare to those in these depressed sectors.

Bonds, on the other hand, specifically government bonds, which have performed so wonderfully as the traditional safe haven during times of turmoil, are very expensive. (In bond land, the only values are in the so-called spread product, and I think there are some quite good values there.) The 10-year Treasury trades at almost 30x earningsG, compared to about 14 times for the S&P 500. The two-year Treasury yields are under 2%, and are thus valued at over 50x earnings!

The valuation disparity between Treasuries and stocks is as great today in favor of stocks as it was in favor of Treasuries 20 years ago. Just prior to the Crash of 1987, stocks yielded about 2% (same as today), but traded at over 20x earnings. The 10-year Treasury yielded over 10%, versus 3.6% today. The two-year Treasury now has a lower yield than the S&P 500, and that is before share repurchases, meaning you can get a greater yield in an index fund than you can in the two-year, and a free long-term call option on growth. Even more compelling are financials, where you can get dividend yields about double that of Treasuries, which only adds to their allure, with them trading at price-to-book value ratios last seen at the last big bottom in financials.

I think enantiodromia has already begun. What took us into this malaise will be what takes us out. Housing stocks peaked in the summer of 2005 and were the first group to start down. Now housing stocks are one of the few areas in the market that are up for the year. They were among the best-performing groups in 1991, and could repeat that this year. Financials appear to have bottomed, and the consumer space will get relief from lower interest rates. Oil prices have come down, and oil and oil service stocks are underperforming in the early going.

Investors seem to be obsessed just now over the question of whether we will go into recession or not, a particularly pointless inquiry. The stocks that perform poorly entering a recession are already trading at recession levels. If we go into recession, we will come out of it. In any case, we have had only two recessions in the past 25 years, and they totaled 17 months. As long-term investors, we position portfolios for the 95% of the time the economy is growing, not the unforecastable 5% when it is not.

I believe equity valuations in general are attractive now, and I believe they are compelling in those areas of the market that have performed poorly over the past few years. Traders and those with short attention spans may still be fearful, but long-term investors should be well rewarded by taking advantage of the opportunities in today’s stock market.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi Investment Commentary

A Note on Countrywide Financial:

Legg Mason Capital Management (“LMCM”) is the largest shareholder of Countrywide Financial (“CFC”), holding about 11.8% of the company’s shares outstanding as of December 31, 2007. CFC is the nation’s largest mortgage originator and servicer. Early in January, CFC announced it had agreed to be acquired by Bank of America (“BAC”), with CFC shareholders receiving 0.1822 shares of BAC for each share of CFC. CFC shares traded over $40 per share a year ago. This offer values them at under $8. CFC shares have plunged in the past 12 months, battered by losses relating to the turmoil in the mortgage markets.

We were quite surprised by the decision to sell the company at close to a seven-year low in the stock price, and agreeing to a bid that amounts to only 30% of book value and under 3x consensus earnings for 2009. What makes the decision puzzling is that the company was seeing solid deposit growth, has no apparent capital problems, was not forced by the regulators to seek a merger partner and is in sufficiently sound condition to have declared its regular quarterly dividend at the end of January. Subsequent to the decision to sell, the Fed cut interest rates sharply. The reduction in rates is quite beneficial to CFC by reducing its costs of deposits, and by setting off a wave of refinancings that should significantly increase its loan production.

We petitioned the Office of Thrift Supervision for permission to increase our holdings in CFC to up to 25% of the shares outstanding. That permission was granted on January 18, and LMCM has increased its holdings to about 86 million shares, representing 14.9% of the company’s shares outstanding.

CFC has a so-called “poison pill” in place that makes it potentially prohibitive for us to go over its 15% triggering threshold. Poison pills are common anti-takeover devices designed to prevent a potential acquirer from taking control of a company at an artificially low price. Their intent is to force a potential acquirer to negotiate with the target company’s Board.

We have asked CFC’s Board to eliminate the poison pill (or at the least provide us with an exemption from it) as it plainly is unnecessary since the company has already agreed to be acquired by BAC. Eliminating it would allow us to acquire additional shares, should we decide to do so.

We have asked other companies to allow us to exceed pill thresholds, and those requests have been routinely granted, as we are long-term patient shareholders, not activists or acquirers. We fully expect CFC’s Board to do the same.

Since the deal has been announced, an activist hedge fund called SRM Global has emerged owning over 5% of CFC. They’ve indicated they will oppose the deal (which requires shareholder approval) and hope to convince other shareholders to do the same.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary vii

CFC has not yet published its proxy containing additional information about the deal, so we are unable at this point to decide whether we will vote in favor of the deal or not. We continue to study the situation carefully, and look forward to the additional information that will be forthcoming.

Given the turmoil in the mortgage and credit markets, and the failure of hundreds of mortgage originators, some of whom were public, this provides protection to CFC owners from a worst-case outcome should the housing, mortgage and economic situation worsen dramatically. On the other hand, should the actions of the Fed and the economic stimulus package lead to a gradually improving situation, CFC owners can turn down the deal, should they believe that is in their best interests.

Since the cut in rates, many companies closely tied to the housing and mortgage markets have seen their shares rise sharply. Washington Mutual, the nation’s largest thrift, is up over 30% this year. IndyMac, a smaller version of CFC, is likewise up over 30% this year. CFC shares, on the other hand, are down 25% as share price appreciation has been truncated by the deal with BAC.

We will support the deal if we believe it is in the best interests of shareholders to sell to BAC, and we will vote LMCM’s shares against it if we believe greater value can be achieved by having CFC remain independent.

Yahoo

On January 31, Microsoft (“MSFT”) made an unsolicited offer to acquire Yahoo (“YHOO”) at a price that represented over a 60% premium to where YHOO’s shares were trading. LMCM is YHOO’s second-largest shareholder, owning over 80 million shares. Subsequent to the deal being announced, we have met with Steve Ballmer, MSFT’s CEO, and spoken with Jerry Yang, CEO of YHOO.

YHOO’s Board has pledged to give the offer careful consideration and to do what they believe will deliver the most long-term value to YHOO owners. That is the right message, and we are waiting to hear their views as they develop. That said, we think it will be hard for YHOO to come up with alternatives that deliver more value than MSFT will ultimately be willing to pay.

We think this deal is a strategic imperative for MSFT, and that YHOO is in a tough spot if it wishes to remain independent. It has been reported that MSFT has been discussing a combination with YHOO for well over a year, and that it had been prepared to pay over $40 per share previously. We have no way of knowing whether those reports are accurate or not.

Our own valuation work puts the value of YHOO in the range of those reported numbers, though, and we think MSFT will need to enhance its offer if it wants to complete a deal. YHOO shares were recently trading at a four-year low, and the stock averaged above the current offer price for all of 2004.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii Investment Commentary

YHOO is a uniquely valuable asset, and we expect MSFT will do what it takes to acquire it.

One last point. The 60% premium MSFT offered for YHOO highlights what we believe are the significant opportunities present in our portfolio. Clients and shareholders are understandably disappointed when the performance of their portfolio does not keep pace with the broader market. But the price of a publicly traded security is one thing, and its value is something else. Price is a function of short-term supply and demand characteristics, which are heavily influenced by the most recent news and results. Value is the present value of the future cash flows of the business, and that is what we focus on. We believe the values in the market today are as attractive as they have been in the past five years, and that patient long-term investors (including the Fund) should be well rewarded for putting money to work right in here.

Bill Miller, CFA

February 10, 2008

DJIA (February 8, 2008): 12,182.13

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary ix

All investments are subject to risk including possible loss of principal.

The views expressed in this commentary reflect solely those of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The Fund’s Primary Class inception date is April 16, 1982. The Fund’s Financial Intermediary Class inception date is March 23, 2001. The Fund’s Institutional Class inception date is December 1, 1994. The Fund’s Class R inception date is December 28, 2006. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C	100 basis points (bps) = 1%
D

Federal Reserve Board (Fed) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

E	Discount Rate — The Interest rate that an eligible depository institution is charged to borrow short-term funds directly from a Federal Reserve Bank.
F	The Federal Funds Rate is the interest rate at which a depository institution lends immediately available funds (balances at the Federal Reserve) to another depository institution overnight.
G	For purposes of this comparison, the interest paid on the Treasury Note is considered its “earnings”.

N/A — Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders 1

To Our Shareholders,

We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the nine months ended December 31, 2007. Total returns for various periods ended December 31, 2007 are:

	Total Returns
	Three Months	Twelve Months

Value Trust:
Primary Class	–9.31%	–6.66%
Class R	–9.21%	–6.26%
Financial Intermediary Class	–9.14%	–6.05%
Institutional Class	–9.08%	–5.73%
S&P 500 Stock Composite IndexA	–3.33%	+5.49%
Value Line IndexB	–6.89%	–3.82%

The performance data quoted represent past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class and Class R please visit www.leggmason.com/individualinvestors; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

Beginning in the summer and continuing throughout the rest of the year, U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

A

A market-capitalization weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	Composed of approximately 1700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

2 Quarterly Report to Shareholders

The Board of Directors approved a long-term capital gain distribution of $4.7513 per share to shareholders of record on December 19, 2007 payable on December 21, 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

February 10, 2008

Quarterly Report to Shareholders 3

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value Line indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in Class R, Financial Intermediary Class and the Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4 Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-6.66%	-6.66%
Five Years	+67.23%	+10.83%
Ten Years	+114.25%	+7.92%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders 5

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-6.26%	-6.26%
Life of Class*	-6.70%	-6.65%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

6 Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-6.05%	-6.05%
Five Years	+72.84%	+11.56%
Life of Class*	+37.49%	+4.81%

*	Inception date: March 23, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Quarterly Report to Shareholders 7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-5.73%	-5.73%
Five Years	+75.75%	+11.94%
Ten Years	+136.51%	+8.99%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (As of December 31, 2007)

Security	% of Net Assets
Amazon.com Inc.	6.9%
The AES Corp.	6.2%
UnitedHealth Group Inc.	5.9%
Aetna Inc.	5.2%
J.P. Morgan Chase and Co.	4.7%
Qwest Communications International Inc.	4.1%
Sprint Nextel Corp.	3.9%
eBay Inc.	3.5%
Yahoo! Inc.	3.4%
Google Inc.	3.2%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders 9

Selected Portfolio PerformanceD

Strongest performers for the quarter ended December 31, 2007E
1. Google Inc.	+21.9%
2. UnitedHealth Group Inc.	+20.2%
3. Best Buy Co. Inc	+14.7%
4. NYSE Euronext	+11.2%
5. Covidien Ltd.	+7.1%
6. The AES Corp.	+6.7%
7. Aetna Inc.	+6.5%
8. Electronic Arts Inc. (EA)	+4.3%
9. Exxon Mobil Corp.	+1.6%
10. Hewlett-Packard Co.	+1.5%

Weakest performers for the quarter ended December 31, 2007E
1. Countrywide Financial Corp.	-52.5%
2. Citigroup Inc.	-36.0%
3. General Motors Corp.	-31.6%
4. Sprint Nextel Corp.	-30.8%
5. Capital One Financial Corp.	-28.8%
6. The Bear Stearns Cos. Inc	-28.0%
7. Qwest Communications International Inc.	-23.5%
8. Pulte Homes Inc.	-22.3%
9. Sears Holdings Corp.	-19.8%
10. Cisco Systems Inc.	-18.3%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Freddie Mac	Seagate Technology
Merrill Lynch and Co. Inc.
J.C. Penney Co. Inc.
Wachovia Corp.
Washington Mutual Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

10 Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Value Trust, Inc.

December 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.8%

Consumer Discretionary — 23.6%
Automobiles — 0.9%
General Motors Corp.	6,234	$155,164

Household Durables — 1.8%
Centex Corp.	4,969	125,527
KB HOME	3,913	84,521
Pulte Homes Inc.	8,666	91,336

		301,384

Internet and Catalog Retail — 10.6%
Amazon.com Inc.	12,270	1,136,673	A
Expedia Inc.	10,558	333,856	A
IAC/InterActiveCorp	10,134	272,818	A

		1,743,347

Leisure Equipment and Products — 2.8%
Eastman Kodak Co.	20,925	457,623	B

Media — 3.0%
The DIRECTV Group Inc.	4,330	100,109	A
Time Warner Inc.	23,478	387,620

		487,729

Multiline Retail — 4.1%
J.C. Penney Co. Inc.	4,164	183,182
Sears Holdings Corp.	4,794	489,187	A

		672,369

Specialty Retail — 0.4%
Best Buy Co. Inc.	1,200	63,180

Energy — 0.3%
Oil, Gas and Consumable Fuels — 0.3%
Exxon Mobil Corp.	500	46,845

Quarterly Report to Shareholders 11

	Shares/Par	Value
Financials — 18.8%
Capital Markets — 3.3%
Merrill Lynch and Co. Inc.	4,177	$224,200
The Bear Stearns Cos. Inc.	2,300	202,975
The Goldman Sachs Group Inc.	500	107,525

		534,700

Commercial Banks — 0.5%
Wachovia Corp.	2,165	82,316

Consumer Finance — 1.3%
Capital One Financial Corp.	4,650	219,749

Diversified Financial Services — 8.0%
Citigroup Inc.	16,746	493,005
J.P. Morgan Chase and Co.	17,805	777,171
NYSE Euronext	600	52,662

		1,322,838

Insurance — 3.0%
American International Group Inc.	8,447	492,460

Thrifts and Mortgage Finance — 2.7%
Countrywide Financial Corp.	20,925	187,068
Freddie Mac	5,900	201,013
Washington Mutual Inc.	3,900	53,079

		441,160

Health Care — 15.3%
Biotechnology — 1.4%
Amgen Inc.	5,170	240,095	A

Health Care Equipment and Supplies — 0.6%
Covidien Ltd.	2,373	105,112

12 Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Health Care — Continued
Health Care Providers and Services — 11.7%
Aetna Inc.	14,820	$855,559
Health Net Inc.	1,910	92,273	A
UnitedHealth Group Inc.	16,760	975,432

		1,923,264

Pharmaceuticals — 1.6%
Pfizer Inc.	11,422	259,629

Industrials — 4.3%
Industrial Conglomerates — 4.3%
General Electric Co.	13,139	487,074
Tyco International Ltd.	5,840	231,574

		718,648

Information Technology — 22.7%
Communications Equipment — 2.7%
Cisco Systems Inc.	11,257	304,732	A
Motorola Inc.	8,532	136,852

		441,584

Computers and Peripherals — 4.5%
Hewlett-Packard Co.	8,413	424,693
International Business Machines Corp.	2,936	317,393

		742,086

Internet Software and Services — 10.1%eBay Inc.	17,142	568,928	A
Google Inc.	757	523,589	A
Yahoo! Inc.	24,248	564,018	A

		1,656,535

Semiconductors and Semiconductor Equipment — 1.6%
Texas Instruments Inc.	7,985	266,682

Quarterly Report to Shareholders 13

	Shares/Par	Value
Information Technology — Continued
Software — 3.8%
CA Inc.	10,173	$253,824
Electronic Arts Inc. (EA)	6,359	371,441	A

		625,265

Materials — 0.6%
Metals and Mining — 0.6%
Nucor Corp.	1,600	94,752

Telecommunication Services — 8.0%
Diversified Telecommunication Services — 4.1%
Qwest Communications International Inc.	96,143	673,963	A,B

Wireless Telecommunication Services — 3.9%
Sprint Nextel Corp.	48,964	642,903

Utilities — 6.2%
Independent Power Producers and Energy Traders — 6.2%
The AES Corp.	47,685	1,019,982	A,B

Total Common Stocks and Equity Interests
(Cost — $12,406,290)		16,431,364

14 Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Repurchase Agreements — N.M.
Goldman Sachs & Co. 4.60%, dated 12/31/07, to be repurchased at $1,691 on 1/2/08 (Collateral: $1,763 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $ 1,726)	$1,690	$1,690

JPMorgan Chase and Co. 4.00%, dated 12/31/07, to be repurchased at $1,691 on 1/2/08 (Collateral: $1,628 Fannie Mae note, 5.375%, due 11/15/11, value $ 1,728)	1,691	1,691

Total Repurchase Agreements (Cost — $ 3,381)		3,381

Total Investments — 99.8% (Cost — $ 12,409,671)C		16,434,745
Other Assets Less Liabilities — 0.2%		24,999

Net Assets — 100.0%		$16,459,744

Net Asset Value Per Share:
Primary Class		$62.02

Class R		$68.53

Financial Intermediary Class		$68.70

Institutional Class		$70.36

A	Non-income producing.
B

An “Affiliated Company”, under the Investment Company Act of 1940 as amended, due to the Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2007, the total market value of Affiliated Companies was $2,151,568 and the cost was $1,529,487.

C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$5,996,401
Gross unrealized depreciation	(1,971,327)

Net unrealized appreciation	$4,025,074

N.M. — Not Meaningful.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.
Taxable Bond Funds
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary